UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 4, 2016

KEURIG GREEN MOUNTAIN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12340	03-0339228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Coffee Lane
Waterbury, Vermont 05676

(Address of Principal Executive Offices) (Zip Code)

(802) 244-5621

(Registrant’s telephone number, including area code)

N/A

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On February 4, 2016, Keurig Green Mountain, Inc., a Delaware corporation (the “Company”), delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice pursuant to Rule 104 of Regulation BTR (the “BTR Notice”) informing the Covered Persons of a blackout period to be imposed on transactions involving the common stock and other equity securities of the Company in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”), beginning as of market close on February 23, 2016 and ending the week of March 6, 2016 (the “Restricted Period”).  The BTR Notice is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.04.

Pursuant to that certain Agreement and Plan of Merger, dated as of December 6, 2015, by and among the Company, Acorn Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands (“Parent”), Maple Holdings Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Acquisition Sub”), and, solely for purposes of Article IX thereof, JAB Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands, Acquisition Sub will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”).  In connection with the Merger, participants and beneficiaries under the Keurig Green Mountain, Inc. 401(k) and Profit Sharing Plan (the “Plan”) will be subject to a blackout period for the duration of the Restricted Period in which they will be temporarily unable to direct the investment of, or receive a loan or distribution on any portion of, their account balances invested in the Company stock fund available under the Plan.

Because the Company is imposing a blackout period under the Plan, the Company is also required to impose a blackout period on transactions by Covered Persons involving the common stock and other equity securities of the Company pursuant to Section 306(a) of SOX.  While the blackout period under SOX is in effect, the Covered Persons (and their immediate family members who share their residence) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition or disposition of any common stock or other equity securities of the Company. There are limited exclusions and exemptions from this rule. The above prohibition is in addition to other restrictions on trading activity that the Company may impose on its executive officers and directors from time to time, including under the Company’s insider trading policy.

During the Restricted Period, the Covered Persons can obtain, without charge, information as to whether the blackout period has begun or ended by contacting Michael Degnan in the Legal Department of the Company by telephone at (781) 418-3120, and, for a period of two years following the Restricted Period, security holders and other interested persons may obtain, without charge, the actual beginning and ending days of the blackout period by sending a written request to Keurig Green Mountain, Inc., Attn: Corporate Secretary, 33 Coffee Lane, Waterbury, VT 05676.  Other inquiries about the blackout period can be directed to Michael Degnan in the Legal Department of the Company by telephone at (781) 418-3120 or at Keurig Green Mountain, Inc., Attn: Michael Degnan, 53 South Avenue, Burlington, Massachusetts 01803.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description

99.1	Notice pursuant to Rule 104 of Regulation BTR

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG GREEN MOUNTAIN, INC.

Date: February 4, 2016	By:	/s/	Michael J. Degnan
	Name:		Michael J. Degnan
	Title:		Chief Legal Officer, Corporate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice pursuant to Rule 104 of Regulation BTR